Exhibit 3(e)


                                      BY-LAWS OF

                           WARNER INSURANCE SERVICES, INC.

                               (A Delaware corporation)


                        -------------------------------------


                                      ARTICLE I
                               Meetings of Stockholders
                               ------------------------


                    SECTION 1.  Annual Meeting.  The annual meeting of  the
                                --------------

          stockholders  of  WARNER  INSURANCE SERVICES,  INC.  (hereinafter referred  to as the "Corporation")  for the election of directors and  for the transaction of  such other business  as may properly come before  the meeting shall be  held on such date  and at such time  as  may be  fixed by  the  Board of  Directors (hereinafter referred to as the "Board")  or if no date and time  are so fixed on the  last Tuesday  in February  of each year,  if not  a legal holiday, and if a holiday, then on the next succeeding  day not a legal holiday, at the office of the Corporation or at  such other place and at  such hour as shall be designated  by the Board, or,

          if no such time be fixed, then at 10:00 o'clock in the forenoon.

                    SECTION 2.  Special Meetings.  Special meetings of the
                                ----------------

          stockholders, unless  otherwise  prescribed by  statute,  may  be called at  any time by  the President or  the Board of  Directors pursuant to a  resolution approved  by a majority  of the  entire

          Board of Directors.

                    SECTION 3.  Notice of Meetings.  Notice of the place,
                                ------------------

          date and hour of  holding each annual and special  meeting of the stockholders and the purpose or  purposes thereof shall be  given personally or by  mail in  a postage prepaid  envelope, not  less than  ten nor  more  than  fifty days  before  the date  of  such meeting,  to each stockholder  entitled to vote  at such meeting,

          and, if  mailed, it shall be directed  to such stockholder at his address  as it appears on  the record of  stockholders, unless he shall  have filed with the secretary of the Corporation a written request that notices to him be mailed to some other address.  Any such notice for any  meeting other than the annual  meeting shall indicate  that it  is  being  issued  at  the  direction  of  the

          President or of the Board.  Notice of any meeting of stockholders shall not  be required to be  given to any stockholder  who shall attend such meeting in person or by proxy and shall not, prior to the  conclusion  of such  meeting,  protest  the lack  of  notice

          thereof,  or  who shall,  either   before  or after  the meeting,

          submit a  signed waiver of notice, in person or by proxy.  Unless the Board shall fix a new  record date for an adjourned  meeting,

          notice of such  adjourned meeting need not  be given if the  time and  place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken.

                    SECTION 4.  Quorum. At all meetings of the stockholders
                                ------

          the holders of the majority of the shares of Common  Stock of the

          Corporation, issued  and outstanding and entitled  to vote, shall be present in  person or by proxy to constitute  a quorum for the transaction of business.  In the absence of a quorum, the holders of a  majority of the shares of Common Stock present in person or by  proxy and entitled to vote  may adjourn the meeting from time to time.  At any such adjourned meeting at which a quorum  may be present  any business  may be  transacted  which might  have been transacted at the meeting as originally called.

                    SECTION 5.  Organization.  At each meeting of the
                                ------------

          stockholders, the President or in his absence any  Vice President of  the Corporation, shall act as chairman  of the meeting or, if no one of the foregoing officers is present,  a chairman shall be chosen  at the meeting by the stockholders.  The Secretary, or in his absence or inability to act,  the person whom the chairman of the  meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

                    SECTION 6.  Order of Business.  The order of business at
                                -----------------

          all  meetings of the stockholders  shall be as  determined by the chairman of the meeting.

                    SECTION 7.  Voting.  Except as otherwise provided by
                                ------

          statute  or  the Certificate  of  Incorporation,  each holder  of record  of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one vote for every  share of such stock standing in his name on the record of stockholders of the Corporation:

                         (a)   on the date fixed pursuant to the provisions

                    of  Section  5 of  Article V  of  these By-Laws  as the

                    record date for  the determination of  the stockholders

                    who shall  be entitled to notice of and to vote at such

                    meeting; or

                         (b)  if such  record date  shall not have  been so

                    fixed,  then at the close  of business on  the day next

                    preceding  the day  on  which notice  thereof shall  be

                    given.

          Each stockholder entitled  to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy

          signed  by such  stockholder or  his attorney-in-fact.   Any such

          proxy shall be  delivered to the secretary of such  meeting at or prior to  the time designated  in the  order of  business for  so delivering such proxies.  Except as otherwise required by statute or by  the Certificate of Incorporation, any  corporate action to be taken  by vote of the stockholders shall require the vote of a majority of  the votes  cast at a meeting  of the holders of  the

          Common Stock of the Corporation entitled to vote thereon.  Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on  any question need not be by ballot.

          On  a  vote  by  ballot,  each  ballot  shall be  signed  by  the stockholder  voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

                    SECTION  8.  List of Stockholders.  A list of stockholders
                                 --------------------

          as  of the  record  date,  certified  by  the  Secretary  of  the

          Corporation  or by the transfer agent for the Corporation,  shall be produced at any  meeting of the stockholders upon  the request of any stockholder made at or prior to such meeting.

                    SECTION 9.  Inspectors.  The Board may, in advance of any
                                ----------

          meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof.  If the inspectors shall not be  so appointed or  if any of them  shall fail to  appear or act,  the chairman of the meeting shall appoint inspectors.  Each inspector,  before entering  upon  the discharge  of his  duties,

          shall take and  sign an oath faithfully to execute  the duties of inspector at such meeting  with strict impartiality and according to the best  of his  ability.  The inspectors shall determine the number  of shares outstanding and  the voting power  of each, the number of shares represented  at the meeting, the existence  of a quorum, the  validity and effect  of proxies,  and shall  receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all  votes, ballots  or consents, determine  the result,

          and do  such acts as are  proper to conduct the  election or vote with fairness to all stockholders.  On request of the chairman of

          the meeting or  any   stockholder entitled to  vote thereat,  the

          inspectors  shall  make a  report  in writing  of  any challenge,

          request  or  matter  determined  by  them  and  shall  execute  a

          certificate of any fact found by them.   No director or candidate

          for  the office  of  director shall  act  as an  inspector  of an election of directors.  Inspectors need not be stockholders.

                    SECTION 10.  Stockholder Action; How Taken.  Any action
                                 -----------------------------

          required or permitted  to be  taken by the  stockholders must  be effected  at  a duly  called annual  or  special meeting  of such holders and may not be effected by any consent in writing by such holders.

                                      ARTICLE II

                                  Board of Directors
                                  ------------------

                    SECTION 1.  General  Powers.  The business and affairs of
                                ---------------

          the  Corporation shall  be  managed under  the  direction of  the

          Board.  The Board may exercise  all such authority  and powers of the Corporation and do all such lawful acts and things as are not by  statute  or  the  Certificate of  Incorporation  directed  or required to be exercised or done by the stockholders.

                    SECTION 2.   Number, Increase or Decrease Thereto and Term
                                 ---------------------------------------------

          of Office.   The  Board of  Directors shall  consist of  at least
          ---------

          three (3),  but no more  than seven (7)  Directors, as  determined by a majority  vote of the entire Board of Directors, which number may be increased  and decreased as provided  in this Section 2.  The

          Directors shall be classified, with respect to the term for which they severally hold office,  into three classes, as  nearly equal in number as possible,  as  determined by the Board of Directors,

          one class to  hold office initially  for a term  expiring at  the annual  meeting of stockholders to be held in 1986, another class

          to  hold   office  initially for  a term  expiring at  the annual

          meeting of stockholders to be held in 1987, and another class  to hold office initially for  a term expiring at the  annual meeting of  stockholders to be  held in  1988, with  the members  of each class  to hold  office  until their  successors  are elected  and

          qualified.     At  each  annual  meeting   of  stockholders,  the

          successors of the class  of Directors whose term expires  at that meeting shall be  elected to hold office for a  term  expiring at the  annual  meeting  of  stockholders  held  in  the  third year following the year of their election.

                    The term "entire Board" as used in these  By-Laws means

          the total number of Directors which the Corporation would have if

          there  were  no  vacancies.    Nominations  for the  election  of

          Directors may be made  by the Board of  Directors or a  committee

          appointed  by   the  Board of  Directors  or by  any  stockholder

          entitled  to  vote  in   the  election  of  Directors  generally.

          However,  any stockholder  entitled to  vote in  the election  of

          Directors generally may nominate one or more persons for election as  Directors at  a  meeting  only  if  written  notice  of  such stockholder's intent  to make such nomination  or nominations has been given, either by personal delivery or by United States mail,

          postage  prepaid to the  Secretary of  the Corporation  not later than (i)  with respect  to an  election to be  held at  an annual meeting  of stockholders,  ninety days  prior to  the anniversary date of the  immediately preceding annual meeting, and  (ii) with respect  to  an election  to  be held  at  a  special meeting  of

          stockholders  for  the  election  of  Directors,  the    close of

          business on the tenth  day following the date on which  notice of

          such  meeting is first given  to stockholders.   Each such notice

          shall set forth:  (a) the name and address of the stockholder who intends  to make the  nomination and the person  or persons to be nominated; (b)  a representation that the stockholder is a holder of record  of stock of the  Corporation entitled to vote  at such meeting  and intends  to  appear in  person  or by  proxy at  the meeting  to  nominate the  person  or  persons specified  in  the notice; (c)  a description of all  arrangements or understandings between  the stockholder and each nominee and any other person or persons (naming  such person or  persons) pursuant  to which  the nomination or  nominations are to be made by the stockholder; (d)

          such other  information regarding  each nominee proposed  by such stockholder  as would  be  required to  be  included in  a  proxy statement filed pursuant to the proxy rules of the Securities and

          Exchange Commission; and (e) the consent of each nominee to serve

          as a  Director of the Corporation  if so elected.   The presiding

          officer of  the meeting may refuse to  acknowledge the nomination

          of  any  person  not  made   in  compliance  with  the  foregoing

          procedure.

                    The  Board of Directors, by  the vote of  a majority of

          the  entire Board, may increase  the number of  Directors.  Newly created directorships  resulting from any increase  in the number of  Directors  and  any  vacancies  on  the  Board  of  Directors resulting  from death, resignation,  disqualification, removal or other cause  shall be filled solely by  the affirmative vote of a majority of  the remaining Directors then in  office, even though

          less  than  a quorum  of the  Board of  Directors.   Any Director

          elected  in accordance  with  the preceding  sentence shall  hold office  for  the  remainder of  the  full  term of  the  class of

          Directors  in  which  the  new directorship  was  created  or the vacancy occurred  and until such Director's  successor shall have

          been  elected  and  qualified.   No  decrease  in  the number  of

          Directors constituting  the Board of Directors  shall shorten the term of any incumbent Director.

                    SECTION 3.  Place of Meeting.  Meetings of the Board
                                ----------------

          shall be held at the principal  office of the Corporation in  the

          State of Delaware or at such other place, with in or without such state, as the Board may  from time to time determine or  as shall be specified in the notice of any such meeting.

                    SECTION 4.  Annual  Meeting.  The Board shall meet for the
                                --------------

          purpose  of  organization,  the  election  of  officers  and  the transaction of other business, as  soon as practicable after each annual  meeting of the  stockholders, on the same  day and at the same  place where such annual  meeting shall be  held.  Notice of such meeting need not be  given.  Such meeting may be held at any other time or  place (within  or without the  State of  Delaware)

          which shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article II.

                    SECTION 5.  Regular Meetings.  Regular meetings of the
                                ----------------

          Board shall be held at  such time as the  Board may fix.  If  any day fixed for  a regular meeting shall be a  legal holiday at the place where the  meeting is  to be held,  then the meeting  which would  otherwise be held  on that day  shall be held  at the same

          hour  on the  next succeeding  business day.   Notice  of regular

          meetings  of  the Board  need not  be  given except  as otherwise required by statute or these By-Laws.

                    SECTION 6.  Special Meetings.  Special meetings of the
                                ----------------

          Board may  be called by  the President  or by a  majority of  the entire Board.

                    SECTION 7.  Notice of Meetings.  Notice of each special
                                ------------------

          meeting  of  the Board  (and of  each  regular meeting  for which notice  shall be  required) shall  be given  by the  Secretary as hereinafter  provided in this Section 7, in which notice shall be stated the  time and place of  the meeting.  Except  as otherwise required  by  these  By-laws,  such  notice  need  not  state the purposes  of such meeting.  Notice of  each such meeting shall be mailed, postage  prepaid, to each  director, addressed to  him at his residence or usual place of business, by first-class mail, at

          least two days   before the day  on which such  meeting is to  be

          held, or  shall  be  sent  addressed to  him  at  such  place  by telegraph,  telex,  cable or  wireless,  or be  delivered  to him personally or by telephone, at least  24 hours before the time at which such meeting  is to be  held. A written  waiver of  notice,

          signed by  the director  entitled  to notice,  whether before  or after  the time  stated  therein shall  be  deemed equivalent  to

          notice.   Notice of  any such  meeting need not  be given  to any

          director  who shall, either before or after the meeting, submit a signed  waiver of notice or who shall attend such meeting without protesting, prior to or  at its commencement, the lack  of notice to him.

                    SECTION 8.  Quorum and Manner of Acting.  Except as
                                ---------------------------

          hereinafter  provided, a  majority of the  entire Board  shall be present  in person  or  by means  of  a conference  telephone  or

          similar  communications   equipment  which  allows   all  persons

          participating in the meeting to hear each  other at the same time at any meeting of the  Board in order to constitute a  quorum for the  transaction of  business  at such  meeting;  and, except  as

          otherwise   required   by   statute   or   the   Certificate   of

          Incorporation,  the act of a majority of the directors present at any meeting at which  a quorum is present shall be the act of the

          Board.  In the absence of a quorum at any meeting of the Board, a

          majority  of the  directors  present   thereat  may adjourn  such

          meeting to another time and place.   Notice of the time and place

          of any such adjourned meeting shall be given to the directors who were not present at the time  of the adjournment and, unless such time  and  place  were announced  at  the  meeting  at which  the adjournment was taken, to  the other directors. At  any adjourned meeting  at  which  a quorum  is  present,  any  business may  be transacted which  might have  been transacted  at the  meeting as originally called.  The directors shall  act only as a Board  and the individual directors shall have no power as such.

                    SECTION 9.  Action Without a Meeting.  Any action
                                ------------------------

          required or permitted to be  taken by the Board at a  meeting may be taken without a meeting if all members of the Board consent in writing  to  the adoption  of  the  resolutions authorizing  such action.  The resolutions  and written  consents thereto  shall be filed with the minutes of the Board.

                    SECTION 10.  Telephonic Participation.  One or more
                                 ------------------------

          members of the  Board may participate in a meeting  by means of a conference telephone or similar communications equipment allowing all  persons participating in the  meeting to hear  each other at

          the same  time.   Participation by  such  means shall  constitute

          presence in person at the meeting.

                    SECTION  11.  Organization.  At each meeting of the Board,
                                  ------------

          the  President or, in his  absence, another director  chosen by a majority  of the directors present  shall act as  chairman of the meeting  and preside thereat.  The Secretary (or, in his absence,

          any person -- who shall be an Assistant Secretary, if any of them shall  be present at such  meeting -- appointed  by the chairman)

          shall  act as  secretary  of the  meeting  and keep  the  minutes thereof.

                    SECTION 12.  Resignations.  Any  director of the
                                 ------------

          Corporation  may resign at any  time by giving  written notice of his resignation to the  Board or the President or  the Secretary.

          Any  such resignation  shall take  effect at  the  time specified therein or, if the time when it shall  become effective shall not be specified  therein, immediately upon its  receipt, and, unless otherwise specified  therein, the acceptance of  such resignation shall not be necessary to make it effective.

                    SECTION 13.  Vacancies.  Vacancies and newly created
                                 ---------

          directorships resulting  from  any  increase  in  the  authorized number of directors  may be filled by a majority of the directors then  in  office, although  less  than  a quorum,  or  by  a sole remaining director.  If there are no directors in office, then  a special meeting of stockholders for the election of directors may be called and held in the manner provided by statute.  If, at the time  of filling any  vacancy or any  newly created directorship,

          the  directors  then  in  office shall  constitute  less  than  a majority of the whole Board (as constituted immediately prior  to any such increase),  the Court of Chancery  may, upon application of  any stockholder or stockholders holding  at least ten percent of  the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election

          to   be  held  to  fill  any  such  vacancies  or  newly  created

          directorships,  or  to  replace   the  directors  chosen  by  the

          directors  then in  office, in  the  manner provided  by statute.

          When one or more directors shall resign from the Board, effective at a  future date,  a majority of  the directors then  in office,

          including  those who have so  resigned, shall have  power to fill such vacancy or vacancies,  the vote thereon to take  effect when

          such  resignation or  resignations shall   become  effective, and

          each  director  so  chosen shall  hold  office    until the  next

          election  of  directors  and until  their  successors    shall be

          elected and qualified.

                    SECTION 14.  Removal of Directors.  Any Director may be
                                 --------------------

          removed from office, without cause, only by the affirmative  vote of the  holders of 80% of  the combined voting power  of the then outstanding shares  of stock entitled  to vote  generally in  the election of Directors, voting together as a single class.

                    SECTION 15.  Compensation.  The Board shall have
                                 ------------

          authority  to   fix   the  compensation,   including   fees   and

          reimbursement  of  expenses, of  directors  for  services to  the

          Corporation in any capacity.


                                     ARTICLE III

                            Executive and Other Committees
                            ------------------------------

                    SECTION 1.  Executive and Other Committees.  The Board
                                ------------------------------

          may,  by  resolution passed  by a  majority  of the  whole Board,

          designate one or  more committees, each  committee to consist  of two or more of the  directors of the Corporation.  The  Board may designate  one or  more  directors as  alternate  members of  any committee, who  may replace any absent or  disqualified member at any meeting of the committee.  Any  such committee, to the extent provided in the resolution shall have and may exercise the powers of the Board in the management of the business and affairs of the

          Corporation,  and may authorize the seal of the Corporation to be affixed to  all papers which  may require it;  provided, however,

          that in the  absence or  disqualification of any  member of  such committee  or  committees, the member or members  thereof present

          at any   meeting and not disqualified from voting, whether or not

          he or  they constitute a quorum, may  unanimously appoint another member  of the Board  to act at  the meeting in  the place of any

          such absent  or disqualified member.   Each committee  shall keep

          written minutes of  its proceedings and shall report such minutes

          to  the Board  when  required.   All  such proceedings  shall  be

          subject  to  revision  or  alteration  by  the  Board;  provided,

          however,  that  third parties  shall  not be  prejudiced  by such revision or alteration.

                    SECTION 2.  General.  A majority of any committee may
                                -------

          determine its action and  fix the time and place of its meetings,

          unless  the  Board  shall  otherwise  provide.    Notice of  such

          meetings  shall be given to  each member of  the committee in the manner provided  for in Article II,  Section 7.  The  Board shall have any  power at any time  to fill vacancies in,  to change the membership of, or to dissolve any such committee.  Nothing herein shall be deemed to prevent the  Board from appointing one or more committees consisting in whole or in part of persons who  are not directors  of the  Corporation; provided,  however, that  no such committee shall  have or may exercise any authority of the Board.

                    SECTION 3.  Action Without a Meeting.  Any action
                                ------------------------

          required or permitted to be  taken by any committee at a  meeting may  be taken  without a  meeting if  all of  the members  of the committee consent in writing  to the adoption of  the resolutions

          authorizing such  action.   The resolutions and  written consents

          thereto shall be filed with the minutes of the committee.

                    SECTION 4.  Telephone Participation.  One or more
                                -----------------------

          members of a committee may participate in a meeting by means of a conference telephone or similar communications equipment allowing all  persons participating in the  meeting to hear  each other at

          the same  time.   Participation by  such  means shall  constitute

          presence in person at the meeting.


                                      ARTICLE IV

                                       Officers
                                       --------

                    SECTION 1.  Number and Qualifications.  The officers of
                                -------------------------

          the Corporation shall  include the President, the Chairman of the

          Board,  one  or  more  Vice Presidents,  the  Treasurer,  and the

          Secretary.   Any  two or  more offices  may be  held by  the same

          person; except  the offices of President  and Secretary; provided that  when all  of  the  issued  and  outstanding  stock  of  the

          Corporation is held  by one person,  such person may hold  all or any  combination of offices.  Such officers shall be elected from time to  time by the Board, each to hold office until the meeting

          of  the   Board  following  the   next  annual  meeting   of  the

          stockholders, or until his successor shall have been duly elected and  shall have qualified  or until his death,  or until he shall have  resigned, or have been removed, as  hereinafter provided in

          these  By-laws.   The  Board  may from  time  to  time elect,  or

          delegate  to  the President  the  power  to  appoint, such  other officers (including one  or more Assistant Treasurers  and one or more Assistant Secretaries) and such agents, as may be  necessary

          or desirable for  the business  of the Corporation.   Such  other

          officers and agents shall  have such duties and shall  hold their offices for  such terms as may  be prescribed by the  Board or by the appointing authority.

                    SECTION  2.  Resignations.  Any officer of the Corporation
                                ------------

          may   resign  at  any  time  by  giving  written  notice  of  his resignation  to the Board, the  President or the  Secretary.  Any

          such resignation shall take effect  at the time specified therein or, if  the  time when  it shall  become effective  shall not  be specified therein,  immediately  upon its  receipt;  and,  unless otherwise specified  therein, the acceptance  of such resignation shall not be necessary to make it effective.

                    SECTION 3.  Removal.  Any officer or agent of the
                                -------

          Corporation  may be removed, either with or without cause, at any time, by the  Board at any meeting of the Board or, except in the case of an officer or agent elected or appointed by the Board, by the President.

                    SECTION 4.  Vacancies.  A vacancy in any office, whether
                                ---------

          arising from death, resignation, removal or  any other cause, may be filled  for the unexpired  portion of the  term of  the office which  shall be vacant, in the manner prescribed in these By-laws for the regular election or appointment to such office.

                    SECTION 5.  The President.  The President shall be the
                                -------------

          chief executive officer of the Corporation and shall have general and  active  management  of  the  business  and  affairs  of  the

          Corporation and general and active supervision and direction over the other officers, agents and employees and shall see that their duties are properly performed subject, however, to the control of the Board.  He shall perform all duties incident to the office of

          President  and such  other duties  as  from tine  to time  may be assigned to him by the  Board or these By-Laws.

                    SECTION 6.  The Chairman of the Board.  The Chairman of
                                -------------------------

          the Board shall preside at each meeting of the Board of Directors of the Corporation and  shall have such other powers  and perform such other duties as from time to time may be assigned to  him by the Board or these By-Laws.

                    SECTION 7.  Vice Presidents.  Each Vice President,
                                ---------------

          including any  Executive Vice  President, shall perform  all such duties as from time to time may be assigned to him by the Board.

                    SECTION 8.  The Treasurer.  The Treasurer shall
                                -------------

                         (a)  have   charge   and   custody  of,   and   be

                    responsible for,  all the  funds and securities  of the

                    Corporation;

                         (b)  keep full  and accurate accounts  of receipts

                    and   disbursements   in   books   belonging   to   the

                    Corporation;

                         (c)  deposit all monies and other valuables to the

                    credit of  the Corporation in such  depositaries as may

                    be  designated by the Board;

                         (d)  receive,  and give  receipts for,  monies due

                    and   payable  to  the   Corporation  from  any  source

                    whatsoever;

                         (e)  disburse  the funds  of  the Corporation  and

                    supervise  the investment  of its  funds as  ordered or

                    authorized   by  the  Board,   taking  proper  vouchers

                    therefor;  and

                         (f)  in general, perform  all the duties  incident

                    to  the office of  Treasurer and  such other  duties as

                    from  time to time may be  assigned to him by the Board

                    or the  President.

                    SECTION 9.  The Secretary.  The Secretary shall
                                -------------

                         (a)  keep or cause to be kept in one or more books

                    provided for  the purpose, the minutes  of all meetings

                    of the Board, the committees of the Board and the stock

                    holders;

                         (b)  see  that  all  notices  are  duly  given  in

                    accordance with the provisions  of these By-laws and as

                    required by law;

                         (c)  be custodian  of the records and  the seal of

                    the Corporation  and affix and  attest the seal  to all

                    stock certificates of the Corporation (unless the  seal

                    of the   Corporation  on such  certificates shall  be a

                    facsimile,  as  hereinafter  provided)  and  affix  and

                    attest  the seal to all  other documents to be executed

                    on behalf of the  Corporation under its seal;

                         (d)  see  that  the  books,  reports,  statements,

                    certificates and other  documents and records  required

                    by  law  to be  kept and  filed  are properly  kept and

                    filed; and

                         (e)  in general, perform  all the duties  incident

                    to the office of Secretary ad such other duties as from

                    time to time may be assigned to him by the Board or the

                    President.

                    SECTION 10.  Officers' Bonds or Other Security.  If
                                 ---------------------------------

          required  by the Board, any officer of the Corporation shall give a  bond or  other security  for the  faithful performance  of his duties, in such  amount and with  such surety or sureties  as the

          Board may require.

                    SECTION 11.  Compensation.  The compensation of the
                                 ------------

          officers  of the Corporation for  their services as such officers shall be fixed from time to time by the Board; provided, however,

          that the Board may delegate to the President the power to fix the compensation of officers and agents appointed by him.  An officer

          of  the  Corporation  shall   not  be  prevented  from  receiving

          compensation by reason of the fact  that he is also a director of the  Corporation,  but  any such  officer  who  shall  also be  a director (except in the event that there is only one  director of the  Corporation) shall not have any vote in the determination of the amount of compensation paid to him.


                                      ARTICLE V

                                     Shares, etc.
                                     ------------

                    SECTION 1.  Stock Certificates.  Each owner of stock of
                                ------------------

          the  Corporation shall be entitled to have a certificate, in such form as shall be  approved by the Board, certifying the number of

          shares  of  stock  of   the  Corporation  owned  by  him.     The

          certificates representing shares  of stock shall be signed in the name of the Corporation by the  President or a Vice President and

          by the  Secretary, Treasurer or an Assistant Secretary and sealed with the  seal of the Corporation (which seal may be a facsimile,

          engraved or  printed).  In case any officer who shall have signed

          such   certificates shall have  ceased to be  such officer before

          such    certificates shall  be issued, they  may nevertheless  be

          issued by the Corporation with the same effect as if such officer were still in office at the date of their issue.

                    SECTION 2.  Books of Account and Record of Stockholders.
                                -------------------------------------------

          There shall be  kept correct  and complete books  and records  of account  of all the business and transactions of the Corporation.

          The  stock record  books and  the blank  stock certificate  books shall  be kept by the Secretary or  by any other officer or agent designated by the Board of Directors.

                    SECTION 3.  Transfers of Shares.  Transfers of shares of
                                -------------------

          stock of the Corporation  shall be made on  the stock records  of the Corporation only upon  authorization by the registered holder thereof,  or by  his attorney  thereunto  authorized by  power of attorney duly executed  and filed  with the Secretary  or with  a transfer  agent  or  transfer  clerk,  and  on  surrender  of the certificate or certificates for  such shares properly endorsed or accompanied  by a  duly  executed stock  transfer  power and  the payment of all taxes thereon.  The person in whose name shares of

          stock  shall  stand  on  the   record  of  stockholders  of   the

          Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.  Whenever any  transfers of shares shall

          be made for   collateral security and not absolutely  and written

          notice  thereof  shall  be given  to  the  Secretary  or to  such transfer  agent or transfer clerk,  such fact shall  be stated in the entry of the transfer.

                    SECTION 4.  Regulations.  The Board may make such
                                -----------

          additional  rules and  regulations, not  inconsistent  with these

          By-laws, as  it may deem expedient concerning the issue, transfer and  registration  of certificates  for  shares of  stock  of the

          Corporation.   It  may  appoint,  or  authorize  any  officer  or

          officers to appoint, one or  more transfer agents or one  or more transfer  clerks and one or  more registrars and  may require all certificates  for  shares  of  stock to  bear  the  signature  or signatures of any of them.

                    SECTION 5.  Fixing of Record Date.  The Board may fix, in
                                ---------------------

          advance, a date not more than fifty nor less than ten days before the date  then  fixed  for the  holding  of any  meeting  of  the stockholders  or  before the  last day  on  which the  consent or dissent of the stockholders may be effectively expressed for  any

          purpose   without  a  meeting,  as  the  time  as  of  which  the

          stockholders entitled to notice of and to vote at such meeting or whose  consent or dissent is required or may be expressed for any purpose, as the case may be, shall be determined, and all persons

          who were   shareholders of  record of voting stock  at such time,

          and no others, shall be entitled to notice of and to vote at such meeting or to  express their consent or dissent, as  the case may

          be.  The  Board may fix, in  advance, a date not  more than fifty nor less than ten days preceding  the date fixed for the  payment of  any dividend  or  the  making  of  any  distribution  or  the

          allotment  of   rights  to   subscribe  for  securities   of  the

          Corporation,  or for  the  delivery of    evidence of  rights  or

          evidences  of interest arising  out of any  change, conversion or exchange of capital  stock or  other  securities,  as the  record

          date  for  the determination  of  the   stockholders  entitled to

          receive  any  such dividend,  distribution, allotment,  rights or interests,  and in such case  only the stockholders  of record at the time so  fixed shall  be entitled to  receive such  dividend,

          distribution, allotment, rights or interests.

                    SECTION 6.  Lost, Destroyed or Mutilated  Certificate. The
                                ----------------------------------------

          holder  of any  certificate representing  shares of stock  of the

          Corporation shall immediately notify the Corporation of any loss,

          destruction   or  mutilation   of   such  certificate,   and  the

          Corporation may issue a new certificate  of stock in the place of any certificate theretofore issued by it which the owner  thereof shall  allege to have been lost or  destroyed or which shall have been mutilated,  and the Board  may, in  its discretion,  require such owner or his legal representative to give to the Corporation a bond  in such sum, limited  or unlimited, and in  such form and with  such  surety  or sureties  as  the  Board  in its  absolute discretion shall  determine, to indemnify the Corporation against any claim that may be  made against it on account of  the alleged loss or destruction of  any such certificate, or the  issuance of

          such   new   certificate.  Anything   herein   to   the  contrary

          notwithstanding,  the  Board,  in  its  absolute discretion,  may

          refuse to issue  any such  new certificate,   except pursuant  to

          legal proceedings under the laws of the State of Delaware.

                                      ARTICLE VI

                    Contracts, Checks, Drafts, Bank Accounts, Etc.
                    ----------------------------------------------

                    SECTION  1.  Execution of Contracts.  Except as otherwise
                                ----------------------

          required by  statute, the  Certificate of Incorporation  or these

          By-Laws, any  contract or other  instrument may  be executed  and delivered in the  name and on behalf  of the Corporation by  such officer  of officers  (including  any assistant  officer) of  the

          Corporation as  the Board  may from  time to  time direct.   Such

          authority may be general or confined to specific instances as the

          Board may determine.  Unless authorized by the Board or expressly permitted by these By-Laws, no officer or agent or employee shall have  any power  or  authority to  bind  the Corporation  by  any contract or engagement or  to pledge its credit  or to render  it pecuniarily liable for any purpose or to any amount.

                    SECTION 2.  Loans.  Unless the Board shall otherwise
                                -----

          determine, the  President or any Vice-President  may effect loans and advances at any time for the Corporation from any bank, trust company  or other institution,  or from any  firm, corporation or individual, and for such loans and advances may make, execute and

          deliver  promissory  notes,   bonds  or  other  certificates   or

          evidences of indebtedness  of the Corporation, but  no officer or officers  shall mortgage,  pledge,  hypothecate or  transfer  any securities or  other property  of the  Corporation other than  in

          connection  with  the  purchase  of  chattels  for   use  in  the

          Corporation's operations, except when authorized by the Board.

                    SECTION 3.  Checks, Drafts, etc.  All checks, drafts,
                                -------------------

          bills of exchange or other orders for the payment of money out of the funds of the Corporation, and  all notes or other evidence of indebtedness  of the Corporation, shall be signed in the name and on behalf of the Corporation by  such persons and in such  manner as shall from time to time be authorized by the Board.

                    SECTION 4.  Deposits.  All funds of the Corporation not
                                --------

          otherwise  employed shall be deposited  from time to  time to the credit of the Corporation in such banks, trust companies or other depositaries as the  Board may from time to time  designate or as may be designated by  any officer or officers of  the Corporation to  whom  such power  of designation  may  from time  to  time be delegated by the  Board.  For the purpose of  deposit and for the purpose of collection for the account of the Corporation, checks,

          drafts  and other  orders  for the  payment  of money  which  are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

                    SECTION 5.  General and Special Bank Accounts.  The
                                ---------------------------------

          Board may from  time to time authorize the opening and keeping of

          general  and  special  bank   accounts  with  such  banks,  trust

          companies  or other depositaries as the Board may designate or as may be designated by  any officer or officers of  the Corporation to whom  such  power of  designation  may from  time to  time  be

          delegated  by the Board.   The Board may  make such special rules

          and  regulations   with  respect  to  such   bank  accounts,  not

          inconsistent with the provisions of these By-Laws, as it may deem expedient.


                                 ARTICLE VII

                                   Offices
                                   -------

                    SECTION 1.  Registered Office.  The registered office of
                                -----------------

          the Corporation shall be in the City of Wilmington, County of New

          Castle, State  of  Delaware,  and  the registered  agent  of  the

          Corporation  shall  be  The   Corporation  Trust  Company,  whose

          address  is  Corporation   Trust  Center,  1209  Orange   Street,

          Wilmington, Delaware 19801.

                    SECTION 2.  Other Offices.  The Corporation may also
                                -------------

          have  such offices, both within or without the State of Delaware,

          as the  Board of Directors may from time to time determine or the business of the Corporation may require.


                                     ARTICLE VIII

                                     Fiscal Year
                                     -----------

                    The fiscal year of  the Corporation shall be determined

          by the Board of Directors.


                                      ARTICLE IX

                                         Seal
                                         ----

                    The seal of the Corporation shall be circular in form,

          shall bear the name of the Corporation and shall include the words and numbers "Corporate Seal," "Delaware" and the year of incorporation.


                                      ARTICLE X

                                   Indemnification
                                   ---------------

                    Any person made a party to any action or proceeding

          (whether or not by or in the right of the Corporation to procure a judgment in its favor or by or in the right of any other corporation) by reason of the fact that he, his testator or intestate, is or was a director, officer or employee of the

          Corporation, or of any corporation which he served as such at the request of the Corporation, shall be indemnified by the

          Corporation against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of or as a result of such action or proceeding, or in connection with any appeal therein, to the full extent permitted under the laws of the State of Delaware from time to time in effect.  The

          Corporation shall have the power to purchase and maintain

          insurance for the indemnification of such directors, officers and employees to the full extent permitted under the laws of the

          State of Delaware from time to time in effect.  Such right of indemnification shall not be deemed exclusive of any other rights of indemnification to which such director, officer or employee may be entitled.


                                      ARTICLE XI

                                      Amendment
                                      ---------

                     The Board of Directors shall have power to make,

          alter, amend and repeal the By-laws (except so far as the

          By-laws adopted by the stockholders shall otherwise provide).

          Any By-laws made by the Directors under the powers conferred hereby may be altered, amended or repealed by the Directors or by the stockholders.  Notwithstanding the foregoing and anything contained in this Certificate of Incorporation to the contrary,

          those provisions of the By-laws relating to the number, election and terms of the Directors, newly created Directorships and vacancies or removal of Directors shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least

          80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of Directors,

          voting together as a single class.